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                                                              Exhibit 23.1.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 14, 1996, on our audits of the financial statements of Steve Rayman Nissan, Inc. We also consent to the reference to our firm under the caption "Experts".



                                              /s/ Coopers & Lybrand L.L.P.



Atlanta, Georgia
October 22, 1996



0192695.01